                                                                    Exhibit 99.3

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Stockholders of EMCO Recycling Corp.

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of EMCO Recycling Corp. and its subsidiaries at January 31, 1996, and the results of their operations and their cash flows for the ten months then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Phoenix, Arizona
May 30, 1996

                              EMCO RECYCLING CORP.

- --------------------------------------------------------------------------------



                           CONSOLIDATED BALANCE SHEET

                                     ASSETS

                                                                            JANUARY 31, 1996
                                                                            ----------------

CURRENT ASSETS:

   Cash and cash equivalents                                                    $   369,651
   Accounts receivable                                                            5,310,586
   Inventories                                                                    2,017,956
   Income tax and deposits                                                          636,018
   Prepaid expenses and deposits                                                    511,821
   Purchase advances                                                                297,441
   Deferred tax assets                                                              108,694
                                                                                -----------


     Total current assets                                                         9,252,167

PROPERTY AND EQUIPMENT, net                                                       7,484,718

NOTES RECEIVABLE FROM STOCKHOLDER                                                   440,244

GOODWILL                                                                            743,556

OTHER ASSETS                                                                         53,663
                                                                                -----------

     Total assets                                                               $17,974,348
                                                                                ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

   Line of credit                                                               $ 5,020,691
   Accounts payable and accrued expenses                                          4,339,316
   Current portion of long-term debt                                                959,541
                                                                                -----------



     Total current liabilities                                                   10,319,548

LONG-TERM DEBT                                                                    4,481,253

DEFERRED TAX LIABILITIES                                                            483,829
                                                                                -----------
     Total liabilities                                                           15,284,630
                                                                                -----------
COMMITMENTS AND CONTINGENCIES (Note 11)

STOCKHOLDERS' EQUITY:

   Common stock, $1 par; 1,000,000 shares authorized,
     10,000 shares issued and outstanding                                            10,000
   Additional paid-in capital                                                       100,200
   Retained earnings                                                              2,579,518
                                                                                -----------

     Total stockholders' equity                                                   2,689,718
                                                                                -----------
     Total liabilities and stockholders' equity                                 $17,974,348
                                                                                ===========

    The accompanying notes are an integral part of these financial statements

                              EMCO RECYCLING CORP.

- --------------------------------------------------------------------------------



                        CONSOLIDATED STATEMENT OF INCOME

                                                   TEN MONTHS
                                                     ENDED
                                                  JANUARY 31,
                                                      1996
                                                  ------------


REVENUES                                          $ 58,576,471
                                                  ------------

COSTS AND EXPENSES:
   Cost of sales and other operating expenses       52,773,815
   Selling, general and administrative expenses      3,097,223
   Depreciation and amortization                       969,211
                                                  ------------

                                                    56,840,249
                                                  ------------
INCOME FROM OPERATIONS                               1,736,222

OTHER INCOME (EXPENSE):
   Interest income                                      19,391
   Interest expense                                 (1,307,449)
   Other                                               269,095
                                                  ------------

INCOME BEFORE INCOME TAXES                             717,259

PROVISION FOR INCOME TAXES                             376,000
                                                  ------------
NET INCOME                                        $    341,259
                                                  ============

    The accompanying notes are an integral part of these financial statements

                              EMCO RECYCLING CORP.

- --------------------------------------------------------------------------------


                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY



                                                          Common Stock
                                     ----------------------------------------------------
                                        Class A             Class B           Class C      Additional
                                     ----------------------------------------------------   Paid-in    Retained
                                     Shares    Amount    Shares   Amount  Shares   Amount    Capital   Earnings       Total
                                     ------    ------    ------   ------  ------   ------    -------   --------       -----


BALANCE, March 31, 1995              6,000    $  6,000    3,000   $3,000   1,000   $1,000   $100,200   $2,238,259   $2,348,459

   Transactions among stockholders
      (See Note 10)                   (300)       (300)                      300      300

   Net income                                                                                             341,259      341,259
                                     -----    --------    -----   ------   -----   ------   --------   ----------   ----------

BALANCE, January 31, 1996            5,700    $  5,700    3,000   $3,000   1,300   $1,300   $100,200   $2,579,518   $2,689,718
                                     =====    ========    =====   ======   =====   ======   ========   ==========   ==========










    The accompanying notes are an integral part of these financial statements

                              EMCO RECYCLING CORP.
- --------------------------------------------------------------------------------



                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                        TEN MONTHS
                                                       ENDED JANUARY
                                                         31, 1996
                                                        -----------
OPERATING ACTIVITIES:
   Net income                                           $   341,259
   Adjustments to reconcile net income to cash
      provided by (used in) operating activities -
         Depreciation and amortization                      969,211
         Deferred income taxes                              234,000
         (Increase) decrease in current assets -
            Accounts receivable                          (1,431,342)
            Inventories                                   2,117,820
            Purchase advances                               (73,008)
            Income tax deposits                            (636,018)
            Prepaid expenses and deposits                  (151,901)
         Increase (decrease) in current liabilities -
            Accounts payable and accrued expenses           (82,476)
            Income taxes payable                         (1,000,665)
         Other                                               76,947
                                                        -----------
      Net cash provided by operating activities             363,827
                                                        -----------

INVESTING ACTIVITIES:
   Purchase of property and equipment                    (1,556,103)
   Notes receivable from stockholder                        (11,464)
                                                        -----------
      Net cash used in investing activities              (1,567,567)
                                                        -----------

FINANCING ACTIVITIES:
   Net borrowings on line of credit                       3,030,827
   Repayment of long-term debt and capital lease
      obligations                                        (3,653,232)
   Proceeds from borrowings                               1,733,071
                                                        -----------
      Net cash provided by financing activities           1,110,666
                                                        -----------

NET DECREASE IN CASH
   AND CASH EQUIVALENTS                                     (93,074)

CASH AND CASH EQUIVALENTS, beginning of period              462,725
                                                        -----------

CASH AND CASH EQUIVALENTS, end of period                $   369,651
                                                        ===========

SUPPLEMENTAL SCHEDULE OF CASH FLOW
   INFORMATION:
      Cash paid during the period for:
         Interest                                       $ 1,287,648
         Income taxes                                   $ 1,774,083

    The accompanying notes are an integral part of these financial statements

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES:


The Company

EMCO Recycling Corp. (the Company) is an Arizona corporation primarily engaged in the recycling of both ferrous and non-ferrous metals. The Company's processing facility is located in Phoenix, Arizona. The Company also operates several collection centers within the metropolitan Phoenix area and in Prescott, Arizona. The Company sells the majority of its scrap metal to customers in the southwestern U.S.

The Company began operations on May 1, 1993, as a result of two long-established metal recycling companies, Empire Metals, Inc. (Empire) and Copperstate Metals, Inc. (Copperstate) each contributing specific assets and liabilities to the Company in exchange for 60% and 30% interests in the Company, respectively. In addition, the Company received $2.95 million of a $3.0 million credit facility from two individuals in exchange for a 10% interest in the Company. Both Empire and Copperstate had previously undergone Chapter 11 bankruptcy proceedings with the later company still in bankruptcy at the time of the merger in 1993. The acquisition of Empire and Copperstate assets and liabilities was accounted for assuming that Empire was the acquiring company since it controlled 60% of the common stock of the resulting company. Therefore, the assets and liabilities of Empire were carried at a partial step-up basis and the assets of Copperstate were accounted for by the purchase method with the purchase price allocated to the assets and liabilities acquired based on their respective estimated fair values at the date of acquisition.

The Company consummated a statutory merger of EMCO Recycling Corp. and EMCO Recycling, L.L.C., affiliated through common ownership, on February 14, 1995. The merger has been accounted for as a reorganization of affiliated companies under common control in a manner similar to a pooling of interests. Under this method, the assets and liabilities of each company were carried over at their historical book values and their operations have been recorded on a combined historical basis. The merger did not require any material adjustments to conform the accounting policies of the two companies.

The Company entered into an agreement dated as of December 1, 1995, as amended, whereby Metal Management, Inc. (MMI), formerly General Parametrics Corporation, would acquire all of the Company's outstanding stock in exchange for 3.5 million shares of MMI common stock, warrants to purchase an additional one million shares of MMI common stock and $1.15 million in cash. The transaction was approved by MMI's stockholders on April 9, 1996 and closed on April 11, 1996. In connection with the acquisition, the notes receivable from stockholder described in Note 5, net of certain liabilities assumed by such stockholder, were repaid. Additionally, the notes payable to stockholders described in Note 8 were repaid.

FISCAL YEAR

The Company's fiscal year ends on March 31.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of EMCO Recycling Corp. and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated.

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 1 - THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES:
   (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.

CASH EQUIVALENTS

Highly liquid investments with original maturities of three months or less are classified as cash equivalents.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from customers on product sales. An allowance for doubtful accounts has not been provided as losses are not anticipated on the realization of the accounts receivable.

INVENTORIES

Inventories consist of ferrous and non-ferrous material and are carried at the lower of average cost or market.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. Major renewals and improvements are capitalized while repairs and maintenance are expensed as incurred. Depreciation is computed using the straight-line method over estimated useful lives of 10 to 15 years for buildings and improvements and 3 to 15 years for equipment. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in results of operations.

GOODWILL

Goodwill resulting from the merger of Empire and Copperstate is being amortized on a straight-line basis over 15 years. The reported balance is net of accumulated amortization of $165,648 at January 31, 1996. The Company evaluates the possibility of goodwill impairment when events or changes in economic circumstances indicate that the carrying amount may not be recoverable.

REVENUE RECOGNITION

The Company recognizes revenue when title passes to the customer which is generally at the time of shipment.

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 1 - THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES:
   (CONTINUED)

HEDGE CONTRACTS

The Company periodically enters into futures contracts to hedge the effect of commodity price decreases on customer sales where the pricing is to be determined in a future period. Gains or losses on such contracts are deferred and recognized in the period in which pricing is finalized.

INCOME TAXES

In addition to charging income for taxes actually paid or payable, the provision for income taxes reflects deferred income taxes resulting from changes between the tax bases of assets and liabilities and their reported amounts in the financial statements. The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

FINANCIAL INSTRUMENTS

The carrying values of financial instruments including cash and cash equivalents, accounts receivable and accounts payable approximate the related fair values because of the relatively short maturity of these instruments. The carrying values of long-term debt, including the current portion, approximate the related fair values as the stated interest rates approximate market rates.

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 2 - ACCOUNTS RECEIVABLE:

Accounts receivable consist of the following:

                                     January 31,
                                        1996
                                     -----------

Trade accounts receivable             $4,928,795
Related party advance (See Note 12)      300,000
Other receivables                         81,791
                                      ----------


                                      $5,310,586
                                      ==========


NOTE 3 - INVENTORIES:

Inventories consist of the following:

                             January 31,
                                1996
                             ----------

Nonferrous material          $1,663,387
Ferrous material                354,569
                             ----------


                             $2,017,956
                             ==========



NOTE 4 -       PROPERTY AND EQUIPMENT:

Property and equipment consists of the following:

                                    January 31,
                                       1996
                                    -----------

Land and improvements               $ 2,211,752
Buildings and improvements              344,334
Machinery and equipment               6,931,038
                                    -----------
                                      9,487,124

   Less: accumulated depreciation    (2,002,406)
                                    -----------

                                    $ 7,484,718
                                    ===========

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 5 - NOTES RECEIVABLE FROM STOCKHOLDER:

Notes receivable from stockholder represent noninterest bearing loans which are due April 30, 1998 and are secured by the stockholder's shares of the Company's common stock. As described in Note 1, the notes were repaid in connection with the acquisition of the Company by MMI.

NOTE 6 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

Accounts payable and accrued expenses consist of the following:

                         January 31,
                            1996
                         ----------

Trade accounts payable   $4,033,330
Accrued liabilities         305,986
                         ----------

                         $4,339,316
                         ==========


NOTE 7 - LINE OF CREDIT:

In August 1995, the Company entered into an $8.0 million revolving line of credit with a commercial lender which matures August 1998. Borrowings against the line of credit bear interest at prime plus 1.75% and are secured by the Company's accounts receivable, inventories, equipment and all other assets except land and buildings. The line of credit was used to replace a previously existing credit facility described below as well as to repay $2.0 million of notes payable to stockholders.

In August 1994, the Company entered into an agreement with a commercial lender to provide up to $3.0 million in financing based upon the Company's accounts receivable. Under the agreement, accounts receivable were sold with recourse if not collected within sixty days. The Company received 80% of the invoice amount immediately with the remaining 20% received when paid by the customer. Borrowings under the agreement were charged interest at prime plus 3%. In addition, the lender received a discount fee of .5%.

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 8 - LONG-TERM DEBT:

Long-term debt consists of the following:

                                                                                   January 31,
                                                                                      1996
                                                                                  -----------

Mortgage note payable, interest at 8%, payable in monthly installments of
$25,000 including interest through May 1998, secured by real property             $ 1,585,388

Notes payable to stockholders, due on demand, interest at 10%, payable monthly,
secured by accounts receivable, inventory and equipment                               950,000

Note payable, interest at 9.25%, payable in monthly installments of $18,990
including interest through October 1999, secured by vehicles and equipment            720,309

Note payable, interest at 8%, payable in monthly installments of $13,366 including interest through June 1998, remaining balance due July 1, 1998,
unsecured                                                                             361,643

Note payable, interest at 8.6%, payable in monthly installments of $8,400
including interest through December 2000, secured by equipment                        313,247

Other notes payable (20 notes with balances ranging from $2,000 to $280,000)
maturing at various dates through 2000, interest at rates ranging from 7.75% to
11%, secured by equipment                                                           1,510,207
                                                                                  -----------
                                                                                    5,440,794

Less:  current portion                                                               (959,541)
                                                                                  -----------

 Total long-term debt                                                             $ 4,481,253
                                                                                  ===========


As of January 31, 1996, long-term debt is scheduled to mature during fiscal years ending March 31 as follows:

           1996 (remainder)                                                       $   144,721
           1997                                                                       961,368
           1998                                                                     1,018,028
           1999                                                                     1,828,970
           2000                                                                     1,487,707
                                                                                  -----------
                                                                                  $ 5,440,794
                                                                                  ===========

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 8 - LONG-TERM DEBT: (CONTINUED)


In February 1995, the Company entered into a standby loan commitment with certain stockholders whereby such stockholders agreed to provide $2.0 million in financing to the Company. Borrowings against this facility are due on demand and bear interest at 10%. Additionally, an annual commitment fee of $375,000, payable monthly, was required. The Company had not borrowed against this facility through January 31, 1996. Interest expense in the accompanying consolidated statement of income includes commitment fees of $312,500 and $62,500 for the ten Months ended January 31, 1996 and for the year ended March 31, 1995, respectively. The standby loan commitment was terminated in connection with the acquisition of the Company by MMI.

On March 8, 1996, MMI loaned the Company $1.0 million for working capital needs. The loan, which is due on demand, bears interest at 9.0% and requires monthly interest-only payments beginning in April 1996. On April 11, 1996, MMI loaned the Company an additional $950,000 in order to repay the notes payable to stockholders. This loan is also due on demand, bears interest at 9.0% and requires monthly interest-only payments beginning in May 1996. On May 9, 1996, MMI advanced an additional $500,000 to the Company and combined all amounts then outstanding into a single $2.45 million note which is due on demand, bears interest at 9% and requires monthly interest-only payments beginning in June 1996.

NOTE 9 - INCOME TAXES:

The provision for income taxes consists of the following:

                                                                  Ten Months ended
                                                                  January 31, 1996
                                                                  ----------------


Current
   Federal                                                              $107,000
   State                                                                  35,000
                                                                        --------
                                                                         142,000
                                                                        --------

Deferred
   Federal                                                               178,500
   State                                                                  55,500
                                                                        --------
                                                                         234,000
                                                                        --------
   Total                                                                $376,000
                                                                        ========

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 9 - INCOME TAXES: (CONTINUED)

Deferred income tax assets (liabilities) consist of the following:

                                                                     January 31,
                                                                        1996
                                                                        ----

Deferred tax assets -
   Uniform capitalization                                             $  96,862
   Other                                                                 11,832
                                                                      ---------
                                                                        108,694
                                                                      ---------
Deferred tax liabilities -
   Depreciation and amortization                                       (483,829)
                                                                      ---------
                                                                       (483,829)
                                                                      ---------
Net deferred tax liability                                            $(375,135)
                                                                      =========


Income taxes as reflected in the consolidated statement of income differ from amounts computed by applying the statutory federal corporate tax rate to income before income taxes as follows:

                                                                      Ten Months
                                                                         ended
                                                                      January 31,
                                                                         1996
                                                                         ----



Income tax at statutory rate                                            $243,868
State income tax, net of federal tax benefit                              59,730
Other                                                                     72,402
                                                                        --------


                                                                        $376,000
                                                                        ========

NOTE 10 - STOCKHOLDERS' EQUITY:

At the date of the statutory merger described in Note 1, two Class C stockholders entered into an installment purchase agreement to buy 2,000 shares of outstanding Class A stock from the current holder at the rate of one hundred shares every three and one-half Months. As the Class A shares are acquired, they are retired by the Company and replaced with an equivalent number of Class C shares. The installment purchase agreement was terminated in connection with the acquisition of the Company by MMI.

                              EMCO RECYCLING CORP.

                         NOTES TO FINANCIAL STATEMENTS




NOTE 11 - COMMITMENTS AND CONTINGENCIES:

The Company leases land, vehicles and equipment under noncancelable operating lease agreements. The leases expire at various dates through October 2000. As of January 31, 1996, future minimum lease payments under these agreements for fiscal years ending March 31 are as follows:

         1996 (remainder)                   $   33,076
         1997                                  168,443
         1998                                  117,887
         1999                                   62,226
         2000 and thereafter                    68,320
                                            ----------


                                            $  449,952
                                            ==========


Rent expense totaled $328,162 for the ten months ended January 31, 1996.

In order to protect against commodity price decreases on certain customer shipments made in December 1995 and January 1996 which were to be settled on the basis of the average market price in March 1996, the Company entered into 25 copper futures contracts on the Commodity Metals Exchange. The weighted average per pound price for these contracts was $1.22 while the market price for copper on January 31, 1996 approximated $1.15 per pound. Prepaid expenses and deposits as of January 31, 1996 includes $38,000 relating to these contracts.

In connection with the acquisition of the Company by MMI, the Company entered into employment or consulting agreements with five individuals. These agreements provide for, among other things, aggregate annual base compensation of $600,000 for a period of five years.

NOTE 12 - RELATED PARTY TRANSACTIONS:

The Company purchased scrap metal from several related parties in arms-length transactions totaling $7.5 million for the ten months ended January 31, 1996. Accounts payable and accrued expenses at January 31, 1996 includes $407,290 relating to these transactions.

The Company sold scrap metal to several related parties in arms-length transactions totaling $0.5 million for the ten months ended January 31, 1996. Accounts receivable at January 31, 1996 includes $58,366 relating to these transactions.

In August 1995, the Company converted certain advances made in the ordinary course of business for purchases of scrap metal from a related party to a demand note receivable in the amount of $300,000 with interest at ten percent. The note is secured by inventories of the related party. The Company has entered into an exclusive agreement with the same related party to purchase all of its scrap metal in the future on a brokerage basis. The Company will pay $2,500 per month for the exclusive purchase rights during the term of the agreement which is one year with renewal options.

                              EMCO RECYCLING CORP.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 13 - SALES TO MAJOR CUSTOMERS:

The Company's three largest customers represented 20.6% of revenues for the ten months ended January 31, 1996. The Company's single largest customer represented 7.5% of revenues for the ten months ended January 31, 1996.